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                               [LETTERHEAD]


                                                                 EXHIBIT 23.1


                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference of our reports included in this Form 10-K/A-1, into Sun Healthcare Group, Inc.'s previously filed Registration Statements on Form S-8
(No. 33-80540, No. 33-93692 and No. 333-03058).


                                                ARTHUR ANDERSEN LLP

Albuquerque, New Mexico
August 2, 1996